1 Analyst Meeting New York March 7, 2007 Exhibit 99.2

Cautionary Statement
Forward-Looking Statements. Outlooks, projections, estimates, targets, and business plans in this presentation or the subsequent discussion period are forward-looking statements. Actual future results, including demand growth and mix; ExxonMobil’s own production growth and mix; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project plans, timing, costs, and capacities; revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include changes in long-term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance;
timely completion of development projects; war and other political or security disturbances; changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors; unexpected technological developments; the occurrence and duration of economic recessions; unforeseen technical difficulties;
and other factors discussed here and under the heading “Factors Affecting Future Results” in the Investor
Information section of our website at . See also Item 1A of ExxonMobil’s 2006 Form 10-K.
Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
Frequently Used Terms. References to resources, resource base, recoverable resources, and similar terms include quantities of oil and gas that are not yet classified as proved reserves but that we believe will likely be moved into the proved reserves category and produced in the future. The discussion of reserves in this presentation generally excludes the effects of year-end price/cost revisions and includes reserves attributable to equity companies and our
Syncrude operations. For definitions of, and information regarding, reserves, return on average capital employed, normalized earnings, cash flow from operations and asset sales, and other terms used in this presentation, including information required by SEC Regulation G, see the “Frequently Used Terms” posted on the Investor Information section of our website. The Financial and Operating Review on our website also shows ExxonMobil's net interest in specific projects.
www.exxonmobil.com

3 Corporate Overview Analyst Meeting March 7, 2007 . .

4 Disciplined Investment Operational Excellence Industry Leading Returns Superior Cash Flow Growth in Shareholder Value Proven Long-Term Approach

• Industry-leading safety performance
• Record financial performance
– Net Income $39 B
– ROCE 32%
– Cash flow from Operations
and Asset Sales $52 B
• Total Distributions to $33 B
Shareholders
*
• Capex $20 B
2006 – Record Results
* Includes dividends and share purchases to reduce shares outstanding

6 Company Strengths Growing Competitive Advantage Discipline and Consistency Value Maximization Long-Term Perspective Global Integration Portfolio Quality

Normalized Earnings
$B
• Superior results in all
business lines
• Industry-leading results
across the cycle
• Capitalizing on competitive
advantages
Chemical
Downstream
Upstream
Net Income
Record Results
Portfolio Quality
0
5
10
15
20
25
30
35
40
'02 '03 '04 '05 '06

Superior ROCE
RDS
BP
CVX
Return on Capital Employed
*
5-Year Rolling Average
%
* Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
XOM
• Consistently outperform
competition
• Results from implementation
of business model
– Capital discipline
– Operational excellence
– Asset management
Portfolio Quality
6
10
14
18
22
26
'02 '03 '04 '05 '06

Functional Organization
•
Consistent business approach
•
Common standards, processes
and systems
•
Disciplined and globally-aligned
investment decisions
•
Rapid deployment of new
technology and best practices
•
Project management expertise for
full range of development options
•
Industry-leading operations
management
Global Integration

Investing in Our People
• Hire from the global
talent pool
• Deliver tailored
technology and best
practices training
• Provide diverse, global
work experiences
• Long-term career
orientation
• Competitive, merit-based
compensation
Global Integration

Operations Integrity Management System
Discipline and Consistency
Need D/S image
• Operations integrity management
– Proactive risk assessment and mitigation
embedded in work processes
– Standardized processes, applied globally
– Integrated into culture
• Creates value
– Enhances safety and environmental
performance
– Improves reliability
– Lowers operating costs

Employee
Contractor
Lost Time Incident Rate
Incidents per 200k hours
U. S. Petroleum
Industry Benchmark*
Safety Leadership
* 2006 Industry data not available
Discipline and Consistency
Nobody Gets Hurt
0.0
0.1
0.2
0.3
0.4
0.5
'02 '03 '04 '05 '06

• Managed through Operations
Integrity Management System
• Uses science-based approach to
assess risks and set objectives
• Incorporates environmental
planning in business decisions
• Environmental focus areas
– Reduce spills and releases
– Improve energy efficiency
– Reduce flaring
Environmental Leadership
Discipline and Consistency
Protect Tomorrow. Today.

Technology Leadership
• Unwavering long-term commitment to research
• Research priorities determined by business requirements
• Rapid, global deployment enabled by functional organization
• Invested $730 million in 2006 and more than $3 billion since 2002
Growing
Competitive
Advantage
Research
Global
Deployment
Business
Need
Innovation
Discipline and Consistency

Cash Flow from Operating Activities
*
$B
Superior Cash Flow
* Excludes asset sales
XOM
RDS
BP
CVX
• Record $49 billion in 2006
• Average $38 billion per year
from 2002 to 2006
• Capturing the upside
• 132% growth since 2002 vs
average 105% for competitors
• $8.34/share in 2006
Value Maximization
0
10
20
30
40
50
'02 '03 '04 '05 '06

16
Investing for the Future
Capex by Business Line
$B
Chemical / Other
Downstream
Upstream
North
America
Geographic Capex Distribution
$B, avg. 2002-2006
Europe
Africa
Asia Pacific/
Middle East
Russia/Caspian
Other
Long-Term Perspective
0
4
8
12

20
'02 '03 '04 '05 '06

Investing for the Future
Chemical / Other
Downstream
Upstream
Estimate Estimate
$B
Capex by Business Line
$B
Long-Term Perspective
0
4
8
12
16
20
'02 '03 '04 '05 '06 '07
0
5
10
15
20
'08-'11 Average

Reliable and Growing Dividends
• Distributed $34 billion over
past five years
• Paid dividends each year for
more than 100 years
• Annual per share increases
since 1983
• Dividends per share
increased 39% from 2002 vs.
24% for S&P 500
$ Per Share
Growing Competitive Advantage
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
'02 '03 '04 '05 '06

Growing Competitive Advantage
Share Purchases
• Distributed $58 billion during
last five years and $25 billion
in 2006
• Reduced shares outstanding
by 16% since beginning of
2002
• Flexible and efficient
distribution tool to manage
capital structure
$ Billion
Purchases to reduce shares outstanding
0
5
10
15
20
25
'02 '03 '04 '05 '06

Increasing Ownership
Indexed Growth Per Share Since 2002*
• Increasing ownership per
share in operating assets
• Strong per share growth in
key business metrics
• Contributes to increased
earnings per share
Growing Competitive Advantage
*2006 metric per average share vs. 2002 metric per average share
Production
Proved Reserves
Refinery Throughput
Chemical Prime Product Sales
80
90
100
110
120

Increasing Value per Share
Earnings Per Share
$/share
• Captured upside
• Growth driven by
– Higher commodity prices and
refining margins
– Strong business performance
– Share purchases contributed
$0.88 to 2006 EPS*
Growing Competitive Advantage
* Versus number of shares outstanding on January 1, 2002
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
'02 '03 '04 '05 '06

0
2
4
6
8
10
12
14
16
18
20 Years 10 Years 5 Years
Growth in Shareholder Value
Shareholder Returns
Disciplined
Investment
Operational
Excellence
Industry
Leading
Returns
Superior
Cash Flow
Growth in
Shareholder
Value
ExxonMobil
Competitor Average*
S&P 500
* Shell, BP and Chevron
Growing
Competitive
Advantage
Range
%/Yr

23 Upstream Overview Analyst Meeting March 7, 2007 . .

24 2006 Highlights • Earnings $26.2 B • ROCE 45.3% • Production volumes 4.2 MOEBD • Resource adds 4.3 BOEB • Proved reserves adds 2.0 BOEB • Capex $16.2 B Upstream

Upstream Strategies
•
Identify and pursue all attractive exploration
opportunities
•
Invest in projects
that deliver superior returns
• Maximize profitability of existing oil and gas production
•
Capitalize on growing natural gas and power
markets
Upstream

26 Company Strengths Growing Competitive Advantage Discipline and Consistency Value Maximization Long-Term Perspective Global Integration Portfolio Quality

Size, Diversity and Superior Quality
Resource Type
Upstream: Portfolio Quality
LNG
Tight Gas
Conventional
Deepwater
Arctic
Heavy Oil
Acid/Sour
Gas
Resource Base
Americas
Europe
Russia/Caspian
Africa
74
BOEB
Asia Pacific /
Middle East
BOEB
0
40
80
YE '06

Indonesia
Norway
Angola
Nigeria
Kazakhstan
Adding to the Resource Base
Annual Resource Additions
Average Annual Finding and
Resource Acquisition Costs
BOEB
$/OEB
Qatar
2006 Resource Adds
Australia
Upstream: Portfolio Quality
Canada
Avg.
United
States
Congo
Abu Dhabi Avg.
0.0
0.2
0.4
0.6
0.8
'02 '03 '04 '05 '06 5 Yr
0
1
2
3
4
5
'02 '03 '04 '05 '06 5 Yr

0
50
100
150
'02 '03 '04 '05 '06 5-yr
Avg
0
5
10
15
20
25
Product Region Resource Type
Proved Reserves* Replacement
(Including asset sales)
BOEB
Proved Reserves* (YE 2006)
Reserves Base – Size, Diversity and Growth
Upstream: Portfolio Quality
Conventional
LNG
Acid/Sour Gas
HO/Oil Sands
Arctic
Deepwater
Asia Pacific /
Middle East
Americas
Europe
Africa
Russia/Caspian
Oil
Gas
* ExxonMobil reserves excluding year-end price/cost effects and including Canadian oil sands operations
%

Strong Project Inventory
Upstream: Portfolio Quality
# of Projects
Planning/
Selecting
Defining
Executing
Operating
Project
Phase
Resource By Type
Deepwater
Conventional
Heavy Oil
Arctic
LNG
Acid/Sour Gas
0
40
80
120
'02 '03 '04 '05 '06

2006 Major Project Start-Ups
Upstream: Portfolio Quality
2006 7
Year
Cumulative
Start-Ups
Dalia
Erha &
Erha North
Fram East
Syncrude
Upgrader
Expansion
Guntong Hub
East Area Additional
Oil Recovery
Azeri-Chirag-Gunashli
Phase 2
0
100
200
300
400
500
2006 2008 2010 2012 2014
2006 Start-Ups
KOEBD, Net Interest

2007 Major Project Start-Ups
Upstream: Portfolio Quality
2006 7
2007            14
Year
Cumulative
Start-Ups
Rosa
RasGas Train 5
Volve
Statfjord Late Life
Ormen Lange
Marimba
North
Waddenzee
KOEBD, Net Interest
0
100
200
300
400
500
2006 2008 2010 2012 2014
2006 Start-Ups
2007 Start-Ups

2010+ Major Project Start-Ups
Upstream: Portfolio Quality
Tempa Rossa
Hebron
Alaska Gas Project/
Point Thomson
Mackenzie Gas Project
Kearl Phase 1
Kearl
(Future Phases)
Piceance
(Future Phases)
Kashagan Phase 1
Kashagan (Future Phases)
Tengiz Expansion
Sakhalin-1
Future Phases
Natuna
PNG
Pazflor
CLOV
Kizomba Satellites
Bonga N, NW
Bonga SW
Bosi
Usan
Satellite Projects
LNG IPP Project
Greater Gorgon
Banyu Urip
2006 7
2007 14
32
2010+          63
Year
Cumulative
Start-Ups
2008/‘09
Prudhoe Bay
Western Region
Development
Scarborough
Kipper/Tuna
PSVM
GCG
Fram
Barzan
LNG Terminal

35 Company Strengths Growing Competitive Advantage Discipline and Consistency Value Maximization Long-Term Perspective Global Integration Portfolio Quality

Integrating Technology for Success
Upstream: Global Integration
Understanding the Subsurface
Commercializing the Resource
Maximizing Ultimate Value
New Hydrocarbon
Play Concepts
Improved
Subsurface
Interpretation
Competitive
Advantage
Optimizing the Development
Physics-Limit
Drilling and
Completions
Integrated
Reservoir
Management
Time
Failure
No
Failure
Traditional
Rate Limit
Time
Failure
No
Failure
Traditional
Rate Limit
Large Scale LNG
215,000
m ³
LNGC
260,000 m
3
LNGC
Accurate Reservoir
Connectivity Assessment
TM

Global drilling office in Houston co-located with ExxonMobil Upstream Companies (Exploration, Development and Production)
Upstream: Global Integration
Drill teams
Global drilling office
Global Drilling

38 Upstream: Global Integration Global Drilling Well Well Testing Testing Drill teams Global drilling office

39 Upstream: Global Integration Global Drilling Deepwater Deepwater Completions Completions Drill teams Global drilling office

40 Upstream: Global Integration Global Drilling Extended Extended Reach Reach Drilling Drilling Drill teams Global drilling office

Integrated Concepts
Upstream: Global Integration
Oil & Gas Production
Oil & Gas Production
Power Plant
Power Plant
Refinery
Refinery
Chemical Plant
Chemical Plant
Gas Processing
Gas Processing
Maximize resource value
• Utilize proprietary technology
• Deliver scale advantages
• Enhance energy integration
• Produce premium products
Competitively advantaged
platform for growth
Crude Oil
Natural
Gas
LNG plant
LNG plant

42 Company Strengths Growing Competitive Advantage Discipline and Consistency Value Maximization Long-Term Perspective Global Integration Portfolio Quality

43 Global Opportunity Identification and Prioritization Upstream: Discipline and Consistency Technical Quality Materiality Commerciality By The Bit Exploration Discovered Fields Quality Opportunities

Project Management System
Upstream: Discipline and Consistency
Operate Execute Define Select
Planning for
Development
• Detailed
Engineering
• Contracting
Strategy
• Contractor
Selection
• Change
Management
Discipline
• Build the
Operating
Organization
• Completion
and testing
• Start-up /
Handover to
Operations
• Integrity
management
• Reappraisal
• Strategy
• Commercial
Feasibility
• Resource
Definition
• Marketing Plan
• Organization
• Project
Management
Team
• Front End
Engineering
• Optimization
• Execution
Planning
• Funding
Decision
• Concept
Selection
• Technology Set
• Commercial
Agreements
• Issues
Management

Demonstrated Performance
Upstream: Discipline and Consistency
%
Actual vs. Funded*
* ExxonMobil-operated projects
Cost Schedule
Start-Up year
0
20
40
60
80
100
120
2002 2003 2004 2005 2006 Avg '02-'06

46 Company Strengths Growing Competitive Advantage Discipline and Consistency Value Maximization Long-Term Perspective Global Integration Portfolio Quality

Understand the Reservoir
Upstream: Value Maximization
Geoscience
Drilling/ Subsurface
Engineering
Reservoir
Engineering
Shared Earth Environment
Shared Earth Environment
Well Path Options Well Path Options
Pore Pressure Pore Pressure
Fracture
Gradient
Fracture
Gradient

Identify the Right Concept
LNG Pipeline
Subsea Development
Platform
Full Field Development Phased Development
Design One / Build Multiple Unique Solutions
Qatar - RasGas
Italy - Adriatic LNG Terminal
Angola - Kizomba B
Angola - Xikomba
Russia - Sakhalin-1
USA – Hoover-Diana
Malaysia - Angsi
Upstream: Value Maximization
Nigeria - Yoho

MOEBD-Net
Optimize Drilling Results
Upstream: Value Maximization
*Cumulative production contribution from all
non-project drill wells since January 1, 2002
• 40 rigs operating
• $2B net investment
• 150 KOEBD net average
first-year build-up
• 500 MOEB net average
per-year reserve adds from
revisions and improved
recovery
2002-2006 Drilling Program*
0.0
0.5
1.0
'02 '03 '04 '05 '06

50 Production Reliability Uptime % Upstream: Value Maximization EM Operated Operated by Others 75 80 85 90 95 100 2002 2003 2004 2005 2006

51 $G 2005 Actual Managing Production Costs 2006 Actual Activity / Other Fuel / Forex Market Asset Sales Efficiencies Upstream: Value Maximization Cash Production Costs Excluding Taxes 0 2 4 6 8 10

52 Company Strengths Growing Competitive Advantage Discipline and Consistency Value Maximization Long-Term Perspective Global Integration Portfolio Quality

Acreage Acquired
Discovery
1985 1990 1995 2000 2005 2010 2015 2020
Drill Ship
Drill Ship
Upstream: Long-Term Perspective
Cycle Time – Angola Block 15
First Production – Kizomba A
First Production – Kizomba B
Regional Studies
Negotiations
2D Seismic
3D Seismic
Appraisal &
Development Planning
Fabrication
Production
Kizomba A
Kizomba A
FPSO Fabrication

1960
2000
Upstream: Long-Term Perspective
Upstream Firsts - Subsurface
1953: In Situ
Combustion
Field Test
1963: Invented 3D
seismic exploration
Subsurface Imaging
Enhanced Recovery
2003: Patent and
field test of diluent
co-injection with
steam (LASER)
2002: R3M
electromagnetic
reservoir
imaging
1981: First use
of super-
computers for
seismic data
processing
1966: Cyclic
Steam Stimulation
(CSS) Patent
1984: First
interactive
seismic
interpretation
system
1982: Steam-
Assisted Gravity
Drainage (SAGD)
Patent
1985: In Situ
Large-Scale
Bitumen
Recovery at
Cold Lake
1989: Volume
visualization of
seismic
attributes
1980

55 Community Development & Involvement Employment and Training Local Content Community, Health and Environment Upstream: Long-Term Perspective

56 Company Strengths Growing Competitive Advantage Discipline and Consistency Value Maximization Long-Term Perspective Global Integration Portfolio Quality

0
1
2
3
4
5
'06 '07 '08 '09 '10 '11
0
1
2
3
4
5
'06 '07 '08 '09 '10 '11
Upstream: Growing Competitive Advantage
Delivering Profitable Capacity Growth
MOEBD MOEBD
Americas
Europe
Asia Pacific / Middle East
Africa
Liquids
Gas
LNG

Industry-Leading Reserves
Upstream: Growing Competitive Advantage
Yrs Remaining 14.3 12.6 10.1 12.4
BOEB
Proved Reserves* (YE 2006)
* ExxonMobil reserves includes year-end price/cost revisions and Canadian oil sands operations
Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
0
5
10
15
20
25
XOM BP RDS CVX

Upstream Capital Discipline
Upstream: Growing Competitive Advantage
Average Capital Employed*
BP
XOM
RDS
CVX
$B
*  Competitor data estimated using a consistent basis with ExxonMobil, and based on public information.
0
20
40
60
80
2002 2003 2004 2005 2006

*  Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
2006
Industry-Leading Earnings per Barrel
$/OEB
2002-2006 Earnings per Barrel*
Upstream: Growing Competitive Advantage
0
5
10
15
20
XOM CVX RDS BP

Upstream: Growing Competitive Advantage
Industry-Leading ROCE
%
2002-2006 Average Return on Capital Employed*
2006
*  Competitor data estimated using a consistent basis with ExxonMobil, and based on public information
0
10
20
30
40
50
XOM RDS CVX BP

62 Downstream Overview Analyst Meeting March 7, 2007 . .

• Record financial performance
- Earnings $8.5 B
- ROCE 35.8%
- Refinery throughput 5.6 MBD
- Petroleum product sales 7.2 MBD
• Operational excellence continues
- Safety and environmental
- Energy efficiency
• Strategic initiatives delivering
-
More than $1B “self-help” each year
• Capital discipline maintained
2006 Highlights
Downstream
Refining & Supply
Lubes Marketing
Fuels Marketing

Business Strategies
• Maintain best-in-class operations, in all respects
• Provide quality, valued products and services to customers
• Lead industry in efficiency and effectiveness
• Capitalize on integration with other ExxonMobil businesses
• Selectively invest for resilient, advantaged returns
• Maximize value from leading-edge technology
Downstream

65 Company Strengths Growing Competitive Advantage Discipline and Consistency Value Maximization Long-Term Perspective Global Integration Portfolio Quality

Americas
15 Refineries
Europe/AME
14 Refineries
Asia-Pacific
11 Refineries
• Largest global refiner
• Largest global supplier & marketer of petroleum products
• Largest manufacturer & marketer of basestocks and synthetic lubes
• Largest global producer of polyolefins and paraxylene
Global Scale and Integration
Downstream: Portfolio Quality / Global Integration

XOM RDS BP
0
2
4
6
Average Refinery
Size
KBD
XOM BP RDS Industry
Source: Equity capacity calculated on consistent basis using public information
Refining Structural Advantages
Downstream: Portfolio Quality / Global Integration
Integration with
Chemicals or Lubes
XOM RDS BP Industry
Capacity and
Geographic Mix
MBD
Americas
Americas
EAME EAME
AP
AP
%
80
70
60
50
40 100
150
200
250

Global Fuel Sales
Downstream: Portfolio Quality / Global Integration
• Largest supplier & marketer
of petroleum products
• Leveraging integration with
refining
• Broad spectrum of customer
channels
• Product placement for
highest value
• Global systems, work processes
and best practices
I&W Sales
24%
Retail Sales
32%
Aviation &
Marine Sales
11%
Supply Sales
33%
Volume
Fuels Marketing Structural Advantages

Market Share
• Largest manufacturer and
marketer of lube basestocks
• Leveraging integration with
refining
• Leader in marketing finished
lubes
• Strong OEM relationships
• Technically advanced products
%
Downstream: Portfolio Quality / Global Integration
Basestocks
Finished Lubes
Lubes Marketing Structural Advantages
Source: ExxonMobil based on industry sources and public information
0
5
10
15
20
XOM           RDS         BP

70 Company Strengths Growing Competitive Advantage Discipline and Consistency Value Maximization Long-Term Perspective Global Integration Portfolio Quality

Source: Solomon
Energy Index
XOM
Industry
Personnel Index
XOM
Industry
Unit Cash Costs
XOM
Industry
Indexed
Indexed
Indexed
Self-Help:  Refining Operating Efficiency
Downstream: Discipline and Consistency
92
94
96
98
100
102
2000 2002 2004 2006
80
90
100
110
120
130
2000 2002 2004 2006
95
100
105
110
115
2000 2002 2004 2006

Self-Help: Marketing Operating Efficiencies
Downstream: Discipline and Consistency
Indexed
Workforce
Blend
Plants
Order
Centers
Product
Complexity
Lubes Operating Efficiencies Fuels Operating Efficiencies
Workforce
Order
Centers
Retail
Sites
Indexed
Fuels Sales
per Site
Source: ExxonMobil
’01 ’02 ’03 ’04 ’05 ‘06 ’01 ’02 ’03 ’04 ’05 ‘06
100
50
0
100
50
0

73 Company Strengths Growing Competitive Advantage Discipline and Consistency Value Maximization Long-Term Perspective Global Integration Portfolio Quality

Challenged Crude Runs Crude API Gravity
Source: ExxonMobil
Self-Help:  Refining Raw Material Flexibility
Downstream: Value Maximization
Indexed
Crude Sulfur Weight %
Indexed
Indexed
90
100
110
120
130
140
150
'03 '04 '05 '06
95
100
105
110
'00 '02 '04 '06
96
98
100
102
'00 '02 '04 '06

Self-Help:  Refining Margin Enhancement
Molecule Management
$M/Year, before-tax
Molecular
Fingerprinting
Process
Modeling
Process
Control and
Optimization
Scheduling and
Blending
Downstream: Value Maximization
Source: ExxonMobil
0
250
500
750
1000
'02 '03 '04 '05 '06 '07 '08 '09

Source: ExxonMobil / OG&J, 100% basis, ex divestments
Conversion Capacity Growth
Distillation Capacity Growth
~50 KBD
per year
~35 KBD
per year
KBD
KBD
Self-Help:  Economic Refining Growth
Downstream: Value Maximization
“Equivalent to a new
refinery every 3 years”
0
100
200
300
400
'96 '01 '06
0
100
200
300
400
500
'96 '01 '06

Self-Help: Fuels Marketing
$M*, Indexed
Asset Utilization Nonfuels Income Growth
Breakeven Fuels Margin
Volume / $ of asset, Indexed
Downstream: Value Maximization
U.S. Retail Margin, cpg Indexed
* Before tax
Source: ExxonMobil
100
105
110
115
120
'02 '04 '06
100
105
110
115
120
'02 '04 '06
80
90
100
110
'02 '04 '06

Finished Lube Sales Volume, Indexed
Growth Markets
XOM
Industry*
Self-Help:  Lubes Marketing
Flagship Products
Volume, Indexed
Downstream: Value Maximization
XOM
Industry*
* ExxonMobil estimate
100
120
140
160
'02 '03 '04 '05 '06
100
120
140
160
'02 '03 '04 '05 '06

79 Company Strengths Growing Competitive Advantage Discipline and Consistency Value Maximization Long-Term Perspective Global Integration Portfolio Quality

Fujian World Class Integrated Complex
Downstream and Chemical: Long-Term Perspective
• World-scale, integrated refining and chemical complex
• Fuels marketing JV including approximately 750 retail sites
• Participation across value chain; crude processing through marketing
GUANGDONG
JIANGXI
FUJIAN
ZHEJIANG
Hong Kong
Fujian Refinery
Xiamen
Fuzhou

Technology Leadership
Downstream: Long-Term Perspective
Heavy Oil Upgrading Resid Separation Lower Cost Lube Feeds
Corrosion Sensing Mini Crude Assay Slurry Decoking Valve
Online Composition Energy / Fouling Reduction Reliability Initiative
Diesel Hydrotreating Catalyst Operator Guidance Tools SCANfining Catalyst
On-Board Fuel Reforming Plant Automation Mobil 1 Advanced Oils
Advanced IC Engine Synthetic Turbine Oil Molecule Management
Deployment Development Discovery
Advantaged Feed
Lower Cost Process
Premium Products

82 Company Strengths Growing Competitive Advantage Discipline and Consistency Value Maximization Long-Term Perspective Global Integration Portfolio Quality

83 Self-Help Inflation, Forex, and Activity 2000 2006 $8.5B $3.4B Earnings Self-Help Drives Earnings Growth Downstream Industry Margins

Industry-Leading Returns
*Competitor data estimated using a consistent basis with ExxonMobil, and based on public information.
Downstream: Growing Competitive Advantage
Average Capital Employed*
$B
XOM RDS BP
’02  ’06 ’02 ’06 ’02 ’06
Return on Average Capital Employed*
%
Reported Net Income*
$B
’02  ’06 ’02 ’06      ’02 ’06
’02  ’06 ’02  ’06 ’02 ’06
0
15
30
45
0
10
20
30
40
0
3
6
9

85 Chemical Overview Analyst Meeting March 7, 2007 . .

2006 Highlights
• Record financial performance
- Earnings                             $4.4 B
- ROCE                                  33.2%
• Operational excellence continues
- Safety and energy efficiency
• Strategic initiatives delivering
- Over $450M AT “self-help” each year
• Positioning for future growth
Chemical

Business Strategies
Long-term strategy built on ExxonMobil’s core competencies
• Unique portfolio of global integrated businesses
• Integration across ExxonMobil operations
•
Relentless focus on operational excellence
• Disciplined investment in advantaged projects
• Technology leadership
Chemical

88 Company Strengths Growing Competitive Advantage Discipline and Consistency Value Maximization Long-Term Perspective Global Integration Portfolio Quality

High-Performing Business Portfolio
ExxonMobil Chemical Earnings
Chemical:  Portfolio Quality
$B
Aromatics 1
Olefins 2
Polyethylene 2
Polypropylene 5
Specialty Businesses
Commodity Businesses
Rank*
*Based on worldwide market position
Butyl 1
Fluids 1
Oxo 1
Synthetics 1
Films 1
Adhesion 1
Specialty Elastomers 2
Additives 2
‘95 ‘05
0.0
1.0
2.0
3.0
4.0

Long-Standing Integration Advantage
Chemical: Global Integration
Areas of Synergy
• Advantaged feed access
• Molecule optimization
• Shared site services
• Global processes / systems
Petrochemical
Plant
Crude Oil
and
Feedstocks
Gas Processing
Natural
Gas
Refinery

Operational Excellence “Self-Help”
Energy Initiatives
Per unit of production, indexed
MT, cumulative vs 2001
Producibility Gains
Marketing Improvements
Workforce
#, indexed
Steamcracking Other Operations
M$, indexed
Chemical:  Discipline and Consistency
80
90
100
'02 '06 '02 '06
80
100
120
140
'02 '06
80
90
100
'02 '06
0.0
0.5
1.0
1.5
'02 '06

Advantaged Feedstocks
Chemical:  Value Maximization
MT, indexed
Advantaged Steamcracking Feeds Ethylene Net Feed Cost
Advantage vs benchmark feedstock
60
80
100
Benchmark ExxonMobil
80
100
120
'02 '06
20%
Advantage

93 Premium Product Growth Premium Products Chemical: Value Maximization MT, indexed Unique Customer Applications New Product Development 80 100 120 140 '02 '04 '06

Major Growth Projects
Chemical:  Long-Term Perspective
Fujian
Singapore
Qatar
Saudi
Arabia
Sources of Advantage
Premium products focus
Advantaged feedstock
Integration and scale
Proprietary technology
MT
Existing
Announced
XOM               BP    RDS    TOT    Dow
Asia Pacific / Middle East Capacities
0
2
4
6
8

Deployment Development Discovery
Chemical:  Long-Term Perspective
Technology Leadership
Advanced Tire Innerliners
Vistamaxx
Polymer Composites
Soft Non-Woven Polymers
Improved Stiffness/ Toughness
Advanced Solution Polymerization
Butyl Enhancements
Zeolite Catalyst Extensions
Advantaged Polyolefins
Low Cost Oligomerization
Unipol Fundamentals
Next Generation Plasticizers
Methanol-to-Olefins
Aromatics TransPlus
Intermediates Growth
Synthetics Enhancements
Heavy Steam Cracker Feeds
Methane to Chemicals
Advantaged Feed
Lower Cost Process
Premium Products

Delivering Superior Returns
Average Capital Employed*
Reported Net Income*
$B $B
Return on Average Capital Employed*
XOM RDS CVX Dow
*Competitor data estimated using a consistent basis with ExxonMobil, and based on public information.
%
Chemical:  Growing Competitive Advantage
’02 ’06 ’02 ’06 ’02 ’06 ’02 ’06
’02 ’06 ’02 ’06 ’02 ’06 ’02 ’06
’02 ’06 ’02 ’06 ’02 ’06 ’02 ’06
0
2
4
0
10
20
30
0
10
20
30

97 Summary Analyst Meeting March 7, 2007 . .

Company Strengths Deliver Superior Performance
• Industry-leading portfolio of businesses and assets
• Unmatched integration capabilities
• Global functional organization leveraging high quality people
• Disciplined and consistent approach across the business
• Commitment to technology leadership
• Relentless focus on maximizing long-term value
Growing Competitive Advantage...

14%
16%
18%
20%
22%
24%
26%
28%
11% 12% 13% 14% 15% 16%
Long-Term Advantage for Shareholders
S&P 500
Higher Return
Lower Return
Higher
Volatility
Lower
Volatility
20 year Annualized Total Return vs. Volatility of Returns

100 Disciplined Investment Operational Excellence Industry Leading Returns Superior Cash Flow Growth in Shareholder Value Proven Long-Term Approach